SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934, as amended.

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Exogen, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box  if any  part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid: __________________________.

     (2) Form, Schedule or Registration Statement No.: ___________________.

     (3) Filing Party: ___________________________________.

     (4) Date Filed: ___________________________________.

                                  EXOGEN, INC.

                             10 Constitution Avenue
                          Piscataway, New Jersey 08855


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                February 25, 1998


         The annual meeting of stockholders (the "Annual Meeting") of Exogen, Inc. (the "Company") will be held at The Holiday Inn Somerset, 195 Davidson Avenue, Somerset, New Jersey 08873, telephone number (732) 356- 1700 on February 25, 1998 at 9:00 a.m. (eastern standard time) for the following purposes:

         (1) To elect seven Directors to serve until the next Annual Meeting or until their respective successors shall have been duly elected and qualified;

         (2) To approve an amendment to the 1995 Stock Option/Stock Issuance Plan, which includes an increase in the number of shares of common stock available for issuance thereunder from 750,000 to 1,350,000 shares;

         (3) To approve an amendment to the Employee Stock Purchase Plan to increase the number of shares of common stock available for issuance thereunder from 150,000 to 350,000 shares;

         (4) To ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors of the Company for the fiscal year ending September 30, 1998; and

         (5) To transact such other business as may properly come before the Annual Meeting.

         Only stockholders of record at the close of business on December 31, 1997 will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the corporate headquarters at the address above.

         Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

                                           By Order of the Board of Directors


                                           /s/Patrick A. McBrayer
                                           ----------------------
                                           Patrick A. McBrayer
                                           Chief Executive Officer and President

Piscataway, New Jersey
January 8, 1998

--------------------------------------------------------------------------------


                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY

--------------------------------------------------------------------------------

                                  EXOGEN, INC.

                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF STOCKHOLDERS

                                 January 8, 1998

         This Proxy Statement is furnished to stockholders of record of Exogen, Inc. (the "Company") as of December 31, 1997 in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or "Board") for use at the Annual Meeting of Stockholders to be held on February 25, 1998 (the "Annual Meeting").

         Shares cannot be voted at the Annual Meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted, "FOR" the election of the named nominees as Directors of the Company, "FOR" the approval of the amendment to the 1995 Stock Option/Stock Insurance Plan, "FOR" the approval of the amendment to the Employee Stock Purchase Plan, "FOR" the ratification of Arthur Andersen LLP, Independent Public Accountants, as auditors of the Company and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

         The Annual Report of the Company (which does not form a part of the proxy solicitation materials) is being distributed concurrently herewith to stockholders.

         The mailing address of the principal executive offices of the Company is 10 Constitution Avenue, P.O. Box 6860, Piscataway, New Jersey 08855. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on or about January 8, 1998.

                                VOTING SECURITIES

         The Company has only one class of voting securities, its common stock, par value $0.0001 per share (the "Common Stock"). At the Annual Meeting, each stockholder of record at the close of business on December 31, 1997 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. On December 31, 1997, 11,802,159 shares of Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS


         Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the seven nominees named below as Directors of the Company to serve until the next Annual Meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election.

         The Board of Directors currently has seven members, all of whom are nominees for election. Each director shall serve until the next Annual Meeting or until their respective successors shall have been duly elected and qualified. John P. Ryaby, Patrick A. McBrayer, Buzz Benson, Donald J. Lothrop, Terence D. Wall and David J. Ottensmeyer, M.D. were elected to the Board of Directors by the stockholders at the 1997 Annual Meeting. Peter C. Madeja was appointed by the Board of Directors to fill a vacancy on the Board in February 1997.

         The affirmative vote of a plurality of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to elect the Directors.

Information Regarding Nominees for Election as Directors

         The Board of Directors currently has seven members. The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the seven nominees during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the seven nominees for election has had the same principal occupation for the last five years.

         John P. Ryaby, 63, a founder of the Company, has been a Director of the Company since March 1992 and Chairman of the Board of Directors since February 1994. Mr. Ryaby served as Chief Executive Officer and President of the Company from March 1992 to February 1994 and currently serves as the Vice President of Research and Development and Regulatory Affairs. Mr. Ryaby served from 1989 until 1992 as the President and Chief Operating Officer of Interpore Orthopaedics, Inc. ("Interpore"), a division of Interpore International, Inc., a physical and biological research company. Mr. Ryaby was a founder of, and from 1975 to 1982, was President and Chief Operating Officer of Electro-Biology, Inc. ("EBI"), a company involved in bone growth electrical stimulation technology, and was responsible for obtaining regulatory approval of EBI's pre-market approval ("PMA") in 1979 and for establishing EBI's direct sales force.

         Patrick A. McBrayer, 46, was named Chief Executive Officer, President and a Director of the Company in February 1994. Prior to joining the Company, Mr. McBrayer served in various executive positions from 1987 to February 1994 at Osteotech, Inc., including President and Chief Executive Officer. While at Osteotech, Inc., a company that develops and markets biologic, biomaterial and implant systems for musculoskeletal surgery, Mr. McBrayer guided the company's transition from its inception to a public entity. From 1979 through 1986, he served in a variety of positions of increasing responsibility with Johnson & Johnson, Inc., including Marketing Manager of the Patient Care Division, where he built a significant business in surgical products.

         Buzz Benson, 43, has been a Director of the Company since January 1995. Mr. Benson has been the President and Managing Director of Piper Jaffray Ventures, a venture capital fund, since November 1992. Piper Jaffray Ventures is the investment manager and sole private limited partner of Piper Jaffray Healthcare Capital Limited Partnership (SBIC). From 1986 to November 1992, Mr. Benson was a Managing Director in the corporate finance department of Piper Jaffray Inc. Mr. Benson serves on the Board of Directors of Unologix, Inc. and several privately-held medical companies.

         Donald J. Lothrop, 38, has been a Director of the Company since March 1993. Mr. Lothrop has been a General Partner of Delphi Management Partners II, L.P. since July 1994, a General Partner of Delphi Management Partners III, L.L.C. since March 1995 and a General Partner of Delphi Management Partners IV, L.L.C. since October 1997. From January 1991 to June 1994, Mr. Lothrop was a Partner of Marquette Venture Partners, a venture capital firm, where he focused on the health care area. From 1989 to 1990, he worked at Bain & Company, Inc., a management consulting firm.

         Terence D. Wall, 56, has been a Director of the Company since March 1993. Mr. Wall founded Vital Signs, Inc., a medical products company, in 1972 and has been President, Chief Executive Officer and a Director of Vital Signs, Inc. since that time. Mr. Wall serves on the Board of Directors of Vital Signs, Inc., EchoCath, Inc. and Bionix, Inc.

         David J. Ottensmeyer, M.D., 67, has been a Director of the Company since October 1996. From 1991 to December 1995, Dr. Ottensmeyer served as President and Chief Executive Officer of The Lovelace Institutes, a health services and biomedical research organization. From 1990 to 1991, Dr. Ottensmeyer served as President of the Travelers Health Companies and Chief Medical Officer of the Travelers Companies - Managed Care and Employee Benefits Operations. Dr. Ottensmeyer serves on the Board of Directors of Access Anytime Bank Corporation.

         Peter C. Madeja, 39, has been a Director of the Company since February 1997. Since October 1993, Mr. Madeja has been the President and Chief Executive Officer of Genex Services, Inc. ("Genex"), a company that provides services to insurance companies, third party administrators and companies with respect to integrated disability management and medical cost containment. Mr. Madeja has held various positions at Genex since 1982. Since March 1997, Mr. Madeja has served as an Executive Vice President of Provident Companies, Inc., the parent company of Genex and a provider of disability and life insurance and other voluntary benefits.

Committees of the Board

         The Audit Committee consists of Messrs. McBrayer, Benson and Lothrop and its functions include recommending to the Board of Directors the selection of the Company's auditors and reviewing with such auditors the plan and results of their audit and the adequacy of the Company's systems of internal accounting controls and management information systems. In addition, the Audit Committee reviews the independence of the auditors and their fees for services rendered to the Company.

         The Compensation Committee currently consists of Mr. Madeja and Dr. Ottensmeyer and its functions include recommending, reviewing and overseeing salaries, benefits and stock option plans relating to the Company's employees, consultants, directors and other individuals compensated by the Company.

Pursuant to the provisions of the Company's 1995 Stock Option/Stock Issuance Plan (the "Option Plan"), the Committee has complete discretion to authorize options and direct stock issuances. Until December 2, 1997, the Compensation Committee consisted of Messrs. Lothrop and Wall.

Attendance at Board and Committee Meetings

         During fiscal 1997, the Board of Directors held nine meetings. Each Director who served on the Board for the full fiscal year attended all meetings of the Board of Directors, except for Mr. Lothrop who missed one meeting. With respect to those Directors appointed to the Board after the commencement of fiscal 1997, Mr. Madeja attended four of five meetings and Dr. Ottensmeyer attended five of eight meetings held since becoming a Director. The Compensation Committee acted by unanimous written consent in lieu of a meeting seven times during fiscal 1997. The Audit Committee held two meetings during fiscal 1997.

Compensation of Directors

         Cash Compensation. Directors do not receive a fee for attending Board of Directors or committee meetings, but are reimbursed for expenses incurred in connection with performing their respective duties as Directors of the Company. Pursuant to a consulting agreement with the Company, Dr. Ottensmeyer receives payments of $10,000 per year for consulting services on issues relating to third party reimbursement.

         Stock Option Grant. Under the Company's Option Plan, each non-employee Director first elected or appointed to the Board of Directors after the initial public offering of the Company's Common Stock will automatically be granted an option for 7,500 shares of Common Stock on the date of his or her election or appointment to the Board of Directors, provided such individual has not previously been in the employ of the Company. In addition, at each annual meeting of stockholders, each individual with at least six months of service on the Board of Directors who will continue to serve as a non-employee Director following the meeting will automatically be granted an option for 1,250 shares of Common Stock, whether or not such individual has been in the prior employ of the Company or joined the Board of Directors prior to the initial public offering. Each option granted under the automatic grant program will have an exercise price equal to 100% of the fair market value of the Common Stock on the automatic grant date and a maximum term of ten years, subject to earlier termination upon the optionee's cessation of Board of Director service. Each automatic option will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase by the Company should the optionee's service as a non-employee Director cease prior to vesting in the shares. The initial 7,500-share option will vest in successive equal annual installments over the optionee's initial four-year period of service on the Board of Directors; each annual option will vest upon completion of one (1) year of Board service measured from the option grant date. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving on the Board of Directors. In accordance with the Option Plan, each of Messrs. Benson, Lothrop, Madeja and Wall and Dr. Ottensmeyer, if elected to the Board of Directors for the ensuing year, will receive options to purchase 1,250 shares of Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of the Annual Meeting.

                  EXECUTIVE OFFICERS AND INFORMATION REGARDING
                             EXECUTIVE COMPENSATION

                               Executive Officers

         The executive officers of the Company as of December 31, 1997 were the following:


      Name           Age               Position
      ----           ---               --------

Patrick A. McBrayer  46    Chief Executive Officer and President

John P. Ryaby        63    Vice President of Research and Development and
                           Regulatory Affairs

Richard H. Reisner   54    Vice President, Chief Financial Officer and Secretary

Roger J. Talish      55    Vice President of Operations


Information Concerning Executive Officers Who Are Not Directors

         Richard H. Reisner, a founder of the Company, has served as its Vice President and Chief Financial Officer since September 1992. From 1991 to 1992, Mr. Reisner was Vice President and Chief Financial Officer of Cirrus Diagnostics Inc. ("Cirrus"), a company which developed a system for the automation of diagnostic immunoassay and chemistry testing. Mr. Reisner was directly involved with the acquisition of Cirrus by Diagnostic Products Corporation in May 1992. From 1990 to 1991, Mr. Reisner was the Corporate Controller for Datascope Corp., a manufacturer of medical instruments. From 1988 to 1990, Mr. Reisner was President and Chief Executive Officer of Pain Suppression Labs, Inc., a manufacturer of electrical stimulation devices to suppress chronic headache pain. From 1979 to 1988, Mr. Reisner was Vice President of Finance and Administration of EBI and was responsible for obtaining third-party reimbursement for EBI's bone growth electrical stimulation devices.

         Roger J. Talish, a founder of the Company, has served as Vice President of Operations for the Company since March 1992. From 1989 to 1992, Mr. Talish was Vice President of Operations at Interpore and from 1985 to 1989 he held the same position at Meditron, Inc. From 1978 to 1985, Mr. Talish held various engineering management positions at EBI, including Director of Research and Product Engineering.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the annual and long-term compensation earned for the three fiscal years ended September 30, 1997, 1996 and 1995 by the Company's Chief Executive Officer ("CEO") who served in such capacity during fiscal 1997, the executive officers of the Company, other than the CEO, whose total compensation during fiscal 1997 exceeded $100,000 and who were serving as such at the end of fiscal 1997 and one other officer who resigned during fiscal 1997 (collectively, the "Named Executive Officers"):

                                                         Annual                Long-Term Compensation
                                                     Compensation(1)                   Awards
                                                 -----------------------     ---------------------------
                                                                             Restricted       Securities
                                  Fiscal                                        Stock         Underlying         All Other
Name and Principal Position        Year            Salary        Bonus        Awards(2)         Options        Compensation
---------------------------        ----            ------        -----        ---------         -------        ------------
Patrick A. McBrayer...........     1997          $200,000           --           --                --                --
   Chief Executive Officer         1996           200,000           --           --                --                --
   and President                   1995           200,000           --           --                --                --

John P. Ryaby.................     1997           144,000           --           --                --                --
   Vice President of Research      1996           144,000     $10,000(3)         --                --                --
   and Development and             1995           135,000      10,000(3)         --                --                --
   Regulatory Affairs

Richard H. Reisner............     1997           130,000           --           --                --                --
   Vice President, Chief           1996           128,333           --           --                --                --
   Financial Officer and           1995           110,000           --           --                --                --
   Secretary

Roger J. Talish...............     1997           127,750           --           --                --                --
   Vice President of               1996           128,750       6,666(3)         --                --                --
   Operations                      1995           115,000       6,667(3)         --                --                --

John Bohan(4).................     1997            96,667        5,751           --                --          $65,000(5)
   Vice President of               1996           129,167       23,359           --                --                --
   Sales and Marketing             1995           120,000        9,659           --            25,000(6)             --

------------------
(1) Other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted the lesser of $50,000 or 10% of the total annual salary and bonus for the executive officer for such year.
(2) No restricted stock grants were made to Messrs. Ryaby, Reisner or Talish during the fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997. Messrs. Ryaby, Reisner and Talish each entered into Stock Restriction Agreements with the Company relating to 159,500, 129,412 and 151,162 shares of Common Stock, respectively, previously purchased by such individuals. Pursuant to the terms of the Stock Restriction Agreements, 10% of the shares of each of Messrs. Ryaby, Reisner and Talish vested immediately on March 1, 1993, and an additional 16% vested upon receipt of the PMA from the U.S. Food and Drug Administration on October 5, 1994. The remaining shares vest in 37 equal monthly installments, measured from October 5, 1994. The Company has the right to repurchase, at a purchase price of $0.0034 per share, any unvested shares held by each of Messrs. Ryaby, Reisner and Talish at the time of termination of service. However, in the event service with the Company is terminated by reason of death or disability, such repurchase right shall immediately terminate. All restricted shares immediately vest in the event the Company is acquired by merger or asset sale, unless the Company's repurchase rights are assigned to the acquiring entity. As of September 30, 1997, Messrs. Ryaby, Reisner and Talish held 6,380, 5,185 and 6,055 shares of restricted Common Stock, respectively, which shares had a fair market value equal to $29,486, $23,963 and $27,983, respectively. In addition, Messrs. Ryaby, Reisner and Talish each entered into Stock Purchase Agreements with the Company on August 2, 1993, relating to 100,000, 50,000 and 50,000 shares of Common Stock, respectively, which shares are no longer restricted.
(3) Represents a portion of the loan to each of Messrs. Ryaby and Talish forgiven by the Company on January 1, 1995 and January 1, 1996.
(4)   Mr. Bohan resigned from the Company in May 1997.
(5) Represents severance payments made during fiscal 1997 and the first quarter of fiscal 1998. See "Severance Agreements."
(6) In January 1995, the Company granted Mr. Bohan an option to purchase 25,000 shares of Common Stock at an exercise price of $.60 per share, vesting 20% per annum, pursuant to the Company's 1993 Stock Option Plan. See "Severance Agreements."

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

      No options or stock appreciation rights were granted to any Named Executive Officer during the last fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         With respect to the Named Executive Officers, there were no stock option holdings as of September 30, 1997. The following table sets forth certain information regarding the exercise of stock options by such persons in fiscal 1997. No stock appreciation rights were exercised by any Named Executive Officer during fiscal 1997 and no stock appreciation rights were outstanding as of September 30, 1997.


                                          Shares Acquired           Value
Name                                      On Exercise (#)        Realized ($)(1)
----                                      ---------------        ---------------

Patrick A. McBrayer...................          --                   --

John P. Ryaby.........................          --                   --

Richard H. Reisner....................          --                   --

Roger J. Talish.......................          --                   --

John Bohan............................        10,000              $30,250
------------------

(1) The value realized is the excess of the fair market value of the shares on the date of option exercise over the exercise price paid for each share.

Employment and Severance Agreements

         Patrick A. McBrayer and the Company are parties to an employment agreement, dated as of March 1, 1997. Pursuant to the terms of this agreement, Mr. McBrayer receives annual minimum compensation of $200,000, which amount is subject to annual review by the Compensation Committee during the term of the agreement. The agreement also provides that Mr. McBrayer is entitled to participate in an executive performance bonus program, which is to be developed by Mr. McBrayer and approved by the Board of Directors. Mr. McBrayer is entitled to receive all employee benefits generally made available to executive officers, as well as a monthly car allowance of $600. In the event Mr. McBrayer's employment is terminated by the Company without good cause, the Company is required to provide Mr. McBrayer with severance payments equal to his base compensation in effect at the time of such termination until the earlier of one year following the date of termination or March 1, 2000.

         John P. Ryaby entered into an arrangement with the Company in May 1995 whereby if he is terminated by the Company without good cause prior to November 13, 1999, he will be entitled to receive certain benefits from the date of such termination until November 13, 1999.

         John Bohan resigned from the Company effective May 31, 1997. Pursuant to a letter agreement dated May 27, 1997, Mr. Bohan received an aggregate severance payment consisting of six months base salary. The letter agreement provides that the Company will not exercise certain repurchase rights with respect to 25,000 shares purchased by Mr. Bohan pursuant to a Stock Purchase Agreement between the Company and Mr. Bohan, dated February 5, 1994. In January 1995, Mr. Bohan was granted an option to purchase 25,000 shares of Common Stock, 10,000 shares of which vested as of May 31, 1997. The option was subsequently exercised for the vested shares by Mr. Bohan.

Compensation Committee Interlocks and Insider Participation

         During fiscal 1997, Messrs. Lothrop and Wall served as members of the Company's Compensation Committee. On December 2, 1997, Messrs. Lothrop and Wall resigned from the Compensation Committee and Mr. Madeja and Dr. Ottensmeyer were appointed to the Compensation Committee. Messrs. Lothrop and Wall resigned in accordance with certain federal regulations due to their participation in a private placement of Common Stock of the Company in October 1997. See "Certain Transactions" for a description of the private placement.


                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The Compensation Committee of the Board of Directors advises the Chief Executive Officer and the Board of Directors on matters of the Company's compensation philosophy and the compensation of executive officers and other individuals compensated by the Company. The Compensation Committee also is responsible for the administration of the Company's Option Plan under which option grants and direct stock issuances may be made to executive officers. The Compensation Committee has reviewed and is in accord with the compensation paid to executive officers in fiscal 1997.

         General Compensation Policy. The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the Company's performance as well as upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of two elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

         Factors. The principal factors which the Compensation Committee considered with respect to each executive officer's compensation package for fiscal 1997 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in advising the Chief Executive Officer and the Board of Directors with respect to executive compensation for future years.

                  o Base Salary. The suggested base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

         While it is the general policy of the Compensation Committee not to award performance-based cash bonuses, from time to time, the Compensation Committee may advocate cash bonuses when such bonuses are deemed to be in the best interest of the Company.

                  o Long-Term Incentive Compensation. Long-term incentives are provided through grants of restricted stock and stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. The restricted stock generally vests in monthly or annual installments over a period of four years and any unvested shares held by an executive officer at the time of his or her termination of service are subject to the Company's right of repurchase. Each option grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a five-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the restricted stock or option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates.

         The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers. There were no stock options granted to executive officers in fiscal 1997.

         Through the Company's Employee Stock Purchase Plan, the Company offers additional opportunities for equity ownership to executive officers.

         CEO Compensation. In advising the Board of Directors with respect to the compensation payable to the Company's Chief Executive Officer, the Compensation Committee seeks to achieve two objectives: (i) to establish a level of base salary competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent and (ii) to make a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation.

         The suggested base salary established for Mr. McBrayer on the basis of the foregoing criteria was intended to provide a level of stability and certainty each year. Accordingly, this element of compensation was not affected to any significant degree by Company performance factors.

         In January 1994, Mr. McBrayer was issued 350,000 shares of restricted Common Stock of the Company, which restrictions fully lapsed in September 1997. This restricted stock made a significant portion of Mr. McBrayer's total compensation contingent on increased value for the Company's stockholders, since the value of this restricted stock depends upon the value of the Company's Common Stock.

         Compliance with Internal  Revenue Code Section  162(m).  As a result of
Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The Option Plan contains certain provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

         The Compensation Committee does not expect that the compensation to be paid to the Company's executive officers for the 1998 fiscal year will exceed the $1 million limit per officer. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                                     THE COMPENSATION COMMITTEE

                                                     Donald J. Lothrop
                                                     Terence D. Wall

                                PERFORMANCE GRAPH

         Set forth below is a graph comparing the annual percentage change in the Company's cumulative total stockholder return on its Common Stock from July 20, 1995 (the date public trading of the Company's stock commenced) to the last day of the Company's last completed fiscal year (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the excess of the Company's share price at the end over the price at the beginning of the measurement period, by (ii) the share price at the beginning of the measurement period) with the cumulative total return so calculated of The Nasdaq Stock Market (US) Index and a group of peer issuers in a line of business similar to the Company during the same period.





              COMPARISON OF 26-MONTH CUMULATIVE TOTAL RETURN*
             AMONG EXOGEN, INC, THE NASDAQ STOCK MARKET (U.S) INDEX
                                AND A PEER GROUP







             [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED IN CHART BELOW]


                                             Cumulative Total Return
                                        ----------------------------------
                                        7/20/95    9/95     9/96      9/97
                                        -------    ----     ----      ----

Exogen Inc.               EXGN            100       128      35        40
PEER GROUP                PPEER2          100       113     129       191
NASDAQ STOCK MARKET-US    INAS            100       109     129       177

                   $100 INVESTED ON 7/20/95 IN STOCK OR INDEX
                      INCLUDING REINVESTMENT OF DIVIDENDS.
                        FISCAL YEAR ENDING SEPTEMBER 30.



         The Peer Group consists of Biomet, Inc., Orthofix International N.V., Orthologic Corp., Sofamor/Danek Group, Inc., Spine-Tech, Inc., Stryker Corp., and Osteotech Inc.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of November 28, 1997 by (i) each Director and nominee for Director, (ii) each of the Named Executive Officers,
(iii) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock and (iv) all executive officers and Directors as a group.

                                                     Number of Shares of         Percentage of
                                                 Common Stock Beneficially         Shares
Name and Address of Beneficial Owner                       Owned(1)              Outstanding(1)
------------------------------------                       --------              --------------
Delphi Ventures III, L.P. (2)...............              1,151,534                  9.8%

State of Wisconsin Investment Board (3).....                884,800                  7.5%

DLJ Capital Corporation (4).................                815,384                  6.9%

Marquette Venture Partners II, L.P. (5).....                744,463                  6.3%

Dawson-Samberg Capital Management, Inc. (6).                735,294                  6.2%

Patrick A. McBrayer (7).....................                293,000                  2.5%

John P. Ryaby...............................                155,450                  1.3%

Richard H. Reisner (8)......................                153,412                  1.3%

Roger J. Talish (9).........................                145,963                  1.2%

John Bohan..................................                104,572                     *

Buzz Benson (10)............................                321,990                  2.7%

Donald J. Lothrop (11)......................              1,180,646                 10.0%

Terence D. Wall (12)........................                168,632                  1.4%

David J. Ottensmeyer, M.D. (13).............                  7,500                     *

Peter C. Madeja (14)........................                  7,500                     *

All executive officers and directors
  as a group (9 persons) (15)...............              2,538,665                 21.5%
------------------------

*    Represents  beneficial  ownership  of less than one  percent  of the Common
     Stock.

(1) Applicable percentage of ownership as of November 28, 1997 is based upon 11,802,159 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Gives effect to the shares of Common Stock issuable within 60 days of November 28, 1997 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date.

(2) Consists of (i) 443,439 shares owned by Delphi Ventures II, L.P. ("Ventures II"); (ii) 2,213 shares owned by Bio-Investments II, L.P. ("Bio-Investments II"); (iii) 693,398 shares owned by Delphi Ventures III, L.P. ("Ventures III") and (iv) 12,484 shares owned by Delphi Bio-Investments III, L.P. ("Bio-Investments III") (collectively, the "Delphi Entities"). The address for the Delphi Entities is 3000 Sand Hill Road, Building 1, Suite 135, Menlo Park, California 94025.
(3) The address for the State of Wisconsin Investment Board is P.O. Box 7842, Madison, Wisconsin 53707.
(4) Consists of 111,470 shares owned by DLJ Capital Corporation and 703,914 shares owned by Sprout Capital VI, L.P. DLJ Capital Corporation is the Managing General Partner of Sprout Capital VI, L.P. The address for DLJ Capital Corporation is 277 Park Avenue, New York, New York 10172.
(5) Consists of 723,783 shares owned by Marquette Venture Partners II, L.P. and 20,680 shares owned by MVP II Affiliates Fund, L.P. The address for Marquette Venture Partners II, L.P. is 520 Lake Cook Road, Suite 450, Deerfield, Illinois 60015.
(6) Consists of 652,660 shares owned by Pequot Private Equity Fund, L.P. and 82,634 shares owned by Pequot Offshore Private Equity Fund, Inc., funds for which Dawson-Samberg Capital Management, Inc. acts as investment manager. The address for Dawson-Samberg Capital Management, Inc. is 354 Pequot Avenue, Southport, Connecticut 06490.
(7) Includes (i) 30,000 shares held by Mr. McBrayer's spouse; (ii) 1,000 shares held by Mr. McBrayer's two children; and (iii) 147,500 shares pledged to Merrill Lynch Credit Corp. Mr. McBrayer disclaims beneficial ownership of the shares held by his spouse and two children.
(8) Includes 1,000 shares held by Mr. Reisner's spouse. Mr. Reisner disclaims beneficial ownership of such shares.
(9) Includes 5,060 shares held by Mr. Talish's daughter and 120,793 shares pledged to Merrill Lynch Credit Corp. Mr. Talish disclaims beneficial ownership of the shares held by his daughter.
(10) Includes (i) 299,465 shares owned by Piper Jaffray Healthcare Capital Limited Partnership (SBIC) ("Piper Jaffray"); (ii) 3,025 shares held by Mr. Benson's children; and (iii) 2,500 shares issuable upon the exercise of stock options, of which 1,250 shares, if issued, would be subject to the Company's repurchase right. Mr. Benson is a Managing Director of Piper Ventures Capital, Inc., which is the general partner of Piper Ventures Management IV Limited Partnership, which is the general partner of Piper Jaffray and, as such, may be deemed to share voting and investment power with respect to Piper Jaffray's shares. Mr. Benson disclaims beneficial ownership of Piper Jaffray's shares except to the extent of his pecuniary interest in such shares arising from his interest in the partnership.
(11) Includes (i) 443,439 shares owned by Ventures II; (ii) 2,213 shares owned by Bio-Investments; (iii) 693,398 shares owned by Ventures III; (iv) 12,484 shares owned by Bio-Investments III and (v) 2,500 shares issuable upon the exercise of stock options, of which 1,250 shares, if issued, would be subject to the Company's repurchase right. Mr. Lothrop is a general partner of the general partner of Ventures II, Bio-Investments II, Ventures III and Bio-Investments III, respectively, and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Lothrop disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares arising from his interest in Ventures II, Bio-Investments II, Ventures III and Bio-Investments III, respectively.
(12) Includes 2,500 shares issuable upon the exercise of stock options, of which 1,250 shares, if issued, would be subject to the Company's repurchase right.

(13) Includes 7,500 shares issuable upon the exercise of stock options, of which 5,625 shares, if issued, would be subject to the Company's repurchase right.
(14) Includes 7,500 shares issuable upon the exercise of stock options, of which 7,500 shares, if issued, would be subject to the Company's repurchase right.
(15) See Notes (7) through (14) above.

Compliance with Reporting Requirements

          Under the securities laws of the United States, the Company's Directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and the Nasdaq National Market Surveillance Department. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during fiscal 1997. Based solely on its review of such forms received by it from such persons for their fiscal 1997 transactions, the Company believes that such executive officers, directors and holders of more than ten percent of the Company's Common Stock have complied with all filing requirements applicable to such persons.

Certain Transactions

         In October 1997, the Company completed a $7.5 million private placement (the "Private Placement") of 1,799,019 shares of its Common Stock. Participants in the Private Placement included Messrs. Benson, Lothrop and Wall. Mr. Benson is a Managing Director of Piper Ventures Capital, Inc., which is the general partner of Piper Ventures Management IV Limited Partnership, which is the general partner of Piper Jaffray Piper Jaffray. Mr. Lothrop is a general partner of Delphi Management Partners III, L.L.C., which is the general partner of each Ventures III and Bio-Investments III. Piper Jaffray, Ventures III, Bio-Investments III and Mr. Wall purchased 117,647, 693,398, 12,484 and 117,647 shares, respectively, in the Private Placement.

                                   PROPOSAL 2:

         APPROVAL OF AMENDMENT TO 1995 STOCK OPTION/STOCK ISSUANCE PLAN


         The Company's stockholders are being asked to approve an amendment to the 1995 Stock Option/Stock Issuance Plan (the "Option Plan") which includes the following changes:

                  (i) increase the number of shares of Common Stock available for issuance by 600,000 shares;

                  (ii)  allow  members  of  the  Compensation   Committee  which
         administers the Option Plan to receive discretionary grants and stock issuances under the Discretionary Option Grant and Stock Issuance Programs of the Option Plan;

                  (iii) allow the shares issued under the Option Plan which are subsequently reacquired by the Company pursuant to the Company's exercise of its repurchase rights to be added back to the share reserve available for future issuance under the Option Plan;

                  (iv) require stockholder approval of future amendments to the Option Plan only to the extent necessary to satisfy applicable laws or regulations;

                  (v) allow either the Board or the Compensation Committee to administer the Option Plan with respect to individuals subject to
         Section 16 of the Securities Exchange Act of 1934, as amended;

                  (vi) allow non-statutory options granted under the Option Plan to be transferred to family members or trusts established for family members in connection with the optionee's estate planning; and

                  (vii) eliminate the six-month holding period requirement for the exercise of limited stock appreciation rights in connection with a hostile take-over.

         The amendment to the Option Plan was adopted by the Board on November 14, 1997, subject to stockholder approval at the 1998 Annual Meeting. The Board believes it is in the best interests of the Company to increase the share reserve so that the Company can continue to attract and retain the services of those persons essential to the Company's growth and financial success. The purpose of the remaining changes to the Option Plan is to provide the Plan Administrator with more flexibility as is allowed under recent changes to the regulations governing employee option plans such as the Option Plan.

         The following is a summary of the principal features of the Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Piscataway, New Jersey.

Equity Incentive Programs

         The Option Plan contains four separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Investment Option Grant
Program,  (iii) a Stock  Issuance  Program and (iv) an  Automatic  Option  Grant

Program. The principal features of these programs are described below. The Option Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") has complete discretion (subject to the provisions of the Option
Plan) to authorize option grants and direct stock issuances under the Option Plan. However, all grants under the Automatic Option Grant Program are made in strict compliance with the provisions of that program, and no administrative discretion is exercised by the Plan Administrator with respect to the grants made thereunder.

Share Reserve

         1,350,000 shares of Common Stock have been reserved for issuance over the ten year term of the Option Plan. In no event may any one participant in the Option Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 300,000 shares per calendar year.

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the Option Plan and to the securities and exercise price under each outstanding option.

Eligibility

         Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board and the board of directors of its parent or subsidiaries and consultants and independent advisors of the Company and its parent and subsidiaries are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Employees of the Company and its parent or subsidiaries are also eligible to participate in the Salary Investment Option Grant Program. Only non-employee members of the Board are eligible to participate in the Automatic Option Grant Program.

         As of November 28, 1997, approximately 4 executive officers, 71 other employees and 5 non-employee Board members were eligible to participate in the Option Plan, and 5 non-employee Board members were eligible to participate in the Automatic Option Grant Program.

Valuation

         The fair market value per share of Common Stock on any relevant date under the Option Plan will be the closing selling price per share on that date on the Nasdaq National Market. On November 28, 1997, the closing selling price per share was $3.75.

                       Discretionary Option Grant Program

         Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The  Plan  Administrator  is  authorized  to issue  two  types of stock
appreciation   rights  in   connection   with  option   grants  made  under  the
Discretionary Option Grant Program:

                  Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                  Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

                  The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                     Salary Investment Option Grant Program

         The Plan Administrator has complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce, by a designated multiple of one percent (1%), his or her base salary for the upcoming calendar year. The salary reduction amount must not be less than Five Thousand Dollars ($5,000.00), and may not be more than the lesser of (i) twenty percent (20%) of his or her base salary or (ii) Twenty Thousand Dollars ($20,000.00). Each individual who files a proper salary reduction authorization will be granted a stock option under the Salary Investment Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect.

         Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

                  - Each option will be a non-statutory option.

                  - The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the option grant date, and the number of option shares will be determined by dividing the total dollar amount of the authorized reduction in the optionee's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the option grant is made.

                  - The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

                  - Each option will remain outstanding for vested shares until the earlier of (i) the expiration of the ten (10)-year option term or
         (ii) the expiration of the two (2)-year period measured from the date the optionee's service terminates.

                             Stock Issuance Program

         Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value per share of Common Stock, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

         The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

                         Automatic Option Grant Program

         Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member will automatically be granted at that time an option grant for 7,500 shares of Common Stock, provided such individual has not been in the prior employ of the Company. In addition, on the date of each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, each individual who is to continue to serve as a non-employee Board member after such meeting will automatically be granted an option to purchase 1,250 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 1,250-share options which any one non-employee Board member may receive over the period of Board service.

         Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date.

         Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service. Each initial option grant will vest (and the Company's repurchase rights will lapse) in four equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the option grant date. Each annual option grant will vest (and the Company's repurchase rights will lapse) upon the completion of one year of Board service measured from the option grant date.

         The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability or an acquisition of the Company by merger or asset sale or a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members). In addition, upon the successful completion of a hostile take-over, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over
(b) the exercise price payable for such share.

                               General Provisions

Acceleration

         In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed or replaced in connection with such acquisition will be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition will be subject to full and immediate vesting, in the event the individual's service is subsequently terminated within 18 months following the acquisition. Each option will automatically accelerate and all unvested shares will be subject to full and immediate vesting in the event the individual's service is terminated within 18 months following a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members).

         In the event that the Company is acquired or there is a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), each outstanding option under the Salary Investment Option Grant Program will automatically accelerate in full. Each option outstanding at the time of an acquisition of the Company will be assumed by the successor corporation.

         The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

         The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the Option Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the optionee's period of service.

Special Tax Election

         The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Amendment and Termination

         The Board may amend or modify the Option Plan in any or all respects whatsoever subject to any stockholder approval required under applicable laws and regulations. The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on April 30, 2005.

Stock Awards

         The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between October 1, 1996 and November 28, 1997, together with the weighted average exercise price payable per share.

                                         OPTION TRANSACTIONS

                                                                                       Weighted
                                                         Number of                      Average
       Name                                             Option Shares                Exercise Price
       ----                                             -------------                --------------
Patrick A. McBrayer                                          -                             -
Chief Executive Officer and President

John P. Ryaby                                                -                             -
Chairman of the Board of Directors and Vice
President of Research and Development and
Regulatory Affairs

Richard H. Reisner                                           -                             -
Vice President, Chief Financial Officer and
Secretary

Roger J. Talish                                              -                             -
Vice President of Operations

John Bohan                                                   -                             -
Vice President of Sales and Marketing

All current executive officers as a group                    -                             -
(4 persons)

Buzz Benson                                                1,250                        $4.75
Director

Donald J. Lothrop                                          1,250                        $4.75
Director

Terence D. Wall                                            1,250                        $4.75
Director

David J. Ottensmeyer, M.D.                                 7,500                        $4.50
Director

Peter C. Madeja                                            7,500                        $4.75
Director

All non-employee directors as a group                     18,750                        $4.65
(5 persons)

All employees, including current officers who are
not executive officers as a group (56 persons)           271,800                        $4.17

                                   Federal Income Tax Consequences

Option Grants

         Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

Direct Stock Issuance

         The tax principles applicable to direct stock issuances under the Option Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

                              Accounting Treatment

         Option grants or stock issuances to employees at 100% of fair market value will not result in any charge to the Company's earnings. However, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis. Option grants or stock issuances to consultants and independent advisors at 100% of fair market value will result in a charge to earnings equal to the fair value of the award and will be amortized over the vesting period. Under the new FASB release, footnote disclosure will be required as to the impact the outstanding options under the Option Plan would have upon the Company's reported earnings were those options appropriately valued as compensation expense.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

                                New Plan Benefits

         As of November 28, 1997, no options have been granted under the Option Plan in reliance upon the 600,000-share increase which is the subject of this Proposal 2. However, on the date of the 1998 Annual Meeting, Messrs. Benson, Lothrop, Wall and Madeja, and Dr. Ottensmeyer each will be granted an option to purchase 1,250 shares of Common Stock under the Automatic Option Grant Program at an exercise price per share equal to the closing selling price per share of Common Stock on that date on the Nasdaq National Market.

                              Stockholder Approval

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1998 Annual Meeting is required for approval of the amendment to the Option Plan. Should such stockholder approval not be obtained, then the share reserve will not be increased, unvested shares repurchased by the Company pursuant to the Company's repurchase right will not be added back to the share reserve available for future issuances and the members of the Compensation Committee will not become eligible to receive option grants under the Discretionary Option Grant Program or receive issuances under the Stock Issuance Program. The Option Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of the Plan prior to its amendment until the available reserve of Common Stock under the plan is issued.

         The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Option Plan. The Board believes that it is in the best interests of the Company to continue to have a comprehensive equity incentive program for the Company which will provide a meaningful opportunity for officers, employees and non-employee Board members to acquire a substantial proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholders.

                                   PROPOSAL 3:

              APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN


         The Company's stockholders are being asked to approve an amendment to the Employee Stock Purchase Plan (the "Purchase Plan") which will increase the maximum number of shares of Common Stock authorized for issuance over the term of the Purchase Plan from 150,000 shares to 350,000 shares.

         The amendment to the Purchase Plan was adopted by the Board on November 14, 1997, subject to stockholder approval at the 1998 Annual Meeting. The Board believes it is in the best interests of the Company to increase the share reserve to ensure that such plan will continue to serve as a meaningful incentive for the employees of the Company and its affiliates to continue in the Company's service by giving them the opportunity to acquire an equity interest in the Company and thereby further align their interests with those of the stockholders.

         The following is a summary of the principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Piscataway, New Jersey.

Purpose

         The purpose of the Purchase Plan is to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan under Section 423 of the Internal Revenue Code. Participating affiliates may include any parent or subsidiary corporations of the Company, whether now existing or hereafter established, which elect to extend the benefits of the Purchase Plan to their eligible employees.

Administration

         The Purchase Plan is administered by a committee comprised of two or more members of the Board. Such committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

Securities Subject to the Purchase Plan

         The shares of Common Stock issuable under the Purchase Plan may be either shares newly issued by the Company or shares reacquired by the Company, including shares purchased on the open market. The maximum number of shares of Common Stock which may be sold to participants over the term of the Purchase Plan may not exceed 350,000 shares.

         In the event that any change is made to the Company's outstanding Common Stock (whether by reason of recapitalization, stock dividend, stock split, exchange or combination of shares or other change in corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of securities issuable over the term of the Purchase Plan, (ii) the class and maximum number of securities purchasable per participant on any one semi-annual purchase date and (iii) the class and number of securities and the price per share in effect under each outstanding purchase right.

Offering Periods

         Shares of Common Stock are offered under the Purchase Plan through a series of successive offering periods, each with a maximum duration of twenty-four (24) months. The initial offering period began on July 25, 1995 and terminated on the last business day in July 1997. The current offering period began on the first business day in August 1997 and will end on the last business day in July 1999; and subsequent offering periods will commence as designated by the Plan Administrator.

         Each offering period will be comprised of a series of one or more successive purchase periods. Purchase periods shall begin on the first business day in February and August each year and terminate on the last business day in January and July respectively each year.

Eligibility

         Any individual who is employed on a basis under which he or she is expected to work more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating parent or subsidiary corporation is eligible to participate in the Purchase Plan.

         As of November 28, 1997, approximately 74 employees, including 4 executive officers, were eligible to participate in the Purchase Plan.

Participation

         An individual who is an eligible employee may join an offering period on the start date of such offering period or on any subsequent semi-annual entry date (the first business day in February and August each year) within that offering period provided, in each case, that such individual has completed at least three (3) months of service with the Company or any affiliate of the Company prior to such date.

         At the time a participant joins the offering period, he or she will be granted a right to purchase shares of Common Stock. That right will be exercised on the last business day in January and July of each year during that offering period, and all payroll deductions collected from the participant during the period ending with each such semi-annual purchase date will automatically be applied to the purchase of Common Stock.

Payroll Deductions and Stock Purchases

         A participant may authorize periodic payroll deductions in any multiple of one percent (1%) (up to a maximum of ten percent (10%)) of his or her cash compensation to be applied to the acquisition of Common Stock under the Purchase Plan. Cash compensation includes base salary and any pre-tax contributions made by the participant to any Code Section 401(k) salary deferral plan or any Code
Section 125 cafeteria benefit plan, overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. On each semi-annual purchase date (the last business day in January and July each year), the payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase date.

Purchase Price

         The purchase price of the Common Stock acquired on each semi-annual purchase date will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into the offering period or (ii) the fair market value on the semi-annual purchase date. However, the clause (i) amount for any participant whose entry date is other than the start date of the offering period will not be less than the fair market value per share of Common Stock on that start date.

         The fair market value of the Common Stock on any relevant date under the Purchase Plan will be the closing selling price per share on such date on the Nasdaq National Market. On November 28, 1997, the fair market value per share of Common Stock was $3.75 per share.

Special Limitations

         The  Purchase   Plan   imposes  the   following   limitations   upon  a
participant's rights to acquire Common Stock:

         (i) Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

         (ii) Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 of Common Stock (valued at the time each purchase right is granted) during any one calendar year.

         (iii) No participant may purchase more than 2,500 shares of Common Stock on any semi-annual purchase date.

Termination of Purchase Rights

         A participant may withdraw from the Purchase Plan at any time prior to the next semi-annual purchase date and elect to have his or her accumulated payroll deductions either refunded immediately or applied to the purchase of Common Stock on the next semi-annual purchase date.

         A participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the semi-annual period in which his or her employment terminates will be refunded and will not be applied to the purchase of Common Stock.

Stockholder Rights

         No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

         Purchase rights will only be exercisable by the participant and will not be assignable or transferable by the participant other than by will or the laws of descent and distribution following the death of the participant.

Corporate Transaction

         In the event the Company is acquired by merger or asset sale, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such corporate transaction. The purchase price will be eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant's entry date into the offering period in which such corporate transaction occurs or (ii) the fair market value per share of Common Stock immediately prior to the effective date of such corporate transaction. However, the applicable share limitations per participant will continue to apply to any such purchase, and in no event will the clause (i) fair market value be less than the fair market value per share of Common Stock on the start date of the offering period in which such corporate transaction occurs.

Amendment and Termination

         The Purchase Plan will terminate upon the earlier of (i) July 31, 2005,
(ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights, or (iii) the date on which all purchase rights are exercised in connection with a corporate transaction.

         The Board may at any time alter, suspend or discontinue the Purchase Plan. However, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

Federal Tax Consequences

         The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

         If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the semi-annual purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

         If the participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the offering period in which the shares were acquired and more than one year after the semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's entry date into that offering period; and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

         If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

         Under current accounting rules, the issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

Stock Issuances

         The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated groups, the number of shares of Common Stock purchased under the Purchase Plan between October 1, 1996 and November 28, 1997, together with the weighted average purchase price paid per share.

                                    PURCHASE PLAN TRANSACTIONS

                                                          Number of                 Weighted
                                                            Shares              Average Purchase
        Name                                               Purchased                   Price
        ----                                               ---------                   -----
Patrick A. McBrayer                                             --                        --
Chief Executive Officer and President

John P. Ryaby
Chairman of the Board of Directors and Vice                     --                        --
President of Research and Development and
Regulatory Affairs

Richard H. Reisner                                           1,571                     $4.14
Vice President, Chief Financial Officer and
Secretary

Roger J. Talish                                              2,953                     $3.56
Vice President of Operations

John Bohan                                                     736                     $4.14
Vice President of Sales and Marketing

All current executive officers as a group                    4,524                     $3.76
(4 persons)

All employees, including current officers who are
not executive officers as a group                           51,736                     $3.57
(54 persons)

                                New Plan Benefits

         As of November 28, 1997, no purchase rights have been granted under the Purchase Plan in reliance upon the 200,000-share increase which is the subject of this Proposal 3.

                              Stockholder Approval

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1998 Annual Meeting is required for approval of the amendments to increase the share reserve under the Purchase Plan by an additional 200,000 shares. Should such stockholder approval not be obtained, then, the share reserve will not be increased by 200,000 shares. The Purchase Plan will, however, continue to remain in effect, and purchase rights may continue to be granted pursuant to the provisions of the Purchase Plan prior to its amendment until the available reserve of Common Stock under the plan is issued.

         The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Purchase Plan.

                                   PROPOSAL 4:

                            RATIFICATION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS


         Upon the recommendation of the Audit Committee, the Board of Directors appointed Arthur Andersen LLP, independent public accountants and auditors of the Company since the Company's inception, as auditors of the Company to serve for the fiscal year ending September 30, 1998, subject to the ratification of such appointment by the stockholders at the Annual Meeting. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1998 Annual Meeting is required to ratify the appointment of the auditors. A representative of Arthur Andersen LLP will attend the Annual Meeting of Stockholders with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

         The Board of Directors recommends that the stockholders vote FOR the ratification of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending September 30, 1998.

                              STOCKHOLDER PROPOSALS

         In accordance with regulations issued by the Securities and Exchange Commission, stockholder proposals intended for presentation at the 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than October 28, 1998 if such proposals are to be considered for inclusion in the Company's Proxy Statement.

                                  OTHER MATTERS

         Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

         Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company may also consider the engagement of a proxy solicitation firm. Costs of the solicitation will be borne by the Company.


                                           By Order of the Board of Directors


                                           /s/Patrick A. McBrayer
                                           ----------------------
                                           Patrick A. McBrayer
                                           Chief Executive Officer and President


Piscataway, New Jersey
January 8, 1998

                                  APPENDIX A-1

                                 FORM OF PROXY


                                REVOCABLE PROXY
                                  EXOGEN, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 25, 1998

       (This Proxy is solicited by the Board of Directors of the Company)

  The undersigned stockholder of Exogen, Inc. hereby appoints Patrick A. McBrayer, Chief Executive Officer and President, and Richard H. Reisner, Vice President, Chief Financial Officer and Secretary, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Exogen, Inc. to be held at The Holiday Inn Somerset, 195 Davidson Avenue, Somerset, New Jersey 08873, telephone number (732) 356-1700 on February 25, 1998, at 9:00 a.m. (eastern standard time), or any adjournment thereof.

1. ELECTION OF DIRECTORS (for terms as described in the Proxy Statement)

                [   ] FOR      [   ] WITHHOLD      [   ] FOR ALL EXCEPT


   John P. Ryaby, Patrick A. McBrayer, Buzz Benson, Donald J. Lothrop, Terence D. Wall, David J. Ottensmeyer, M.D. and Peter C. Madeja.


   INSTRUCTION To withhold authority to vote for an individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN which includes an increase in the number of shares of common stock available for issuance thereunder from 750,000 to 1,350,000 shares and is further described in the Proxy Statement.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


3. APPROVAL OF AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN to increase the number of shares of common stock available for issuance thereunder from 150,000 to 350,000 shares and is further described in the Proxy Statement.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


4. RATIFICATION OF ACCOUNTANTS proposal to ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors of the Company as described in the Proxy Statement.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

5. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY MANAGEMENT AS DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4.



          Please be sure to sign and date this Proxy in the box below.

                    ________________________________________
                                      Date

                    ________________________________________
                             Stockholder sign above

                    ________________________________________
                          Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                                  EXOGEN, INC.

Please date and sign exactly as your name appears on this proxy card. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                  APPENDIX A-2

                                  EXOGEN, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                      -------------------------------------

                     (As Amended through November 14, 1997)
                     --------------------------------------

                                   ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------

        I.        PURPOSE OF THE PLAN

                  This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of Exogen, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

       II.        STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into four separate equity programs:

                                  (i) the  Discretionary  Option  Grant  Program
         under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                                  (ii)  the  Salary   Investment   Option  Grant
         Program under which eligible employees may elect to have a portion of their base salary invested each year in options to purchase shares of Common Stock,

                                  (iii) the Stock  Issuance  Program under which
         eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                                  (iv) the Automatic  Option Grant Program under
         which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                  B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

      III.        ADMINISTRATION OF THE PLAN

                  A. The Board shall have authority to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. However the Board may, at its sole discretion, delegate such authority to the Primary Committee.

                  B. Administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to such persons.

                  C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any committee and reassume all powers and authority previously delegated to such committee.

                  D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                  E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                  F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

      IV.         ELIGIBILITY

                  A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                                 (i) Employees,

                                 (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                                 (iii)   consultants   and   other   independent
         advisors who provide services to the Corporation (or any Parent or Subsidiary).

                  B. Only Employees shall be eligible to participate in the Salary Investment Option Grant Program.

                  C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant and Salary Investment Option Grant Programs, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

                  D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant and/or Salary Investment Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                  E. The individuals eligible to participate in the Automatic Option Grant Program shall be those individuals who first become non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and those individuals who continue to serve as non-employee Board members after the Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member at one or more Annual Stockholders Meetings.

        V.        STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,350,000 shares. Such authorized share reserve reflects the 1-for-2 reverse stock split effected prior to the Effective Date and is comprised of (i) the number of shares which remained available for issuance, as of the Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, (ii) an increase of 500,000 shares authorized by the Board and approved by the Corporation's stockholders prior to the Effective Date and (iii) an increase of 600,000 shares authorized by the Board in November 1997, subject to approval by the Corporation's stockholders at the 1998 Annual Meeting.

                  B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 300,000 shares of Common Stock per calendar year.

                  C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, shares subject to any options surrendered in connection with the stock appreciation right provisions of the Plan shall not be available for reissuance. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                  D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


        I.        OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A. Exercise Price.

                           1. The exercise price per share shall be fixed by the
Plan Administrator but shall not be less than the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                                  (i)  cash  or  check   made   payable  to  the
         Corporation,

                                  (ii)  shares  of  Common  Stock  held  for the
         requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                  (iii) to the extent  the  option is  exercised
         for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C. Effect of Termination of Service.

                           1. The following provisions shall govern the exercise
of any options held by the Optionee at the time of cessation of Service or death:

                                (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not otherwise at that time exercisable for vested shares.

                                (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                (v) In the event of an Involuntary Termination following a Corporate Transaction,the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this Section.

                           2. The Plan Administrator  shall have the discretion,
exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                  D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                  F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, Nonstatutory Options may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

      II.         INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Options may only be granted to Employees.

                  B. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the shares of Common Stock for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

      III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per individual basis following the consummation of such Corporate Transaction and
(ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

                  F. Each outstanding option shall automatically accelerate (and any outstanding repurchase rights shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of a Change in Control. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term
(ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

                  G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

       IV.        CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

        V.        STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                  B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                                  (i) One or more  Optionees  may be granted the
         right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of

         (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                                  (ii)  No  such  option   surrender   shall  be
         effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                  (iii)  If  the   surrender  of  an  option  is
         rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                  C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                                 (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                                 (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (a) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                                 (iii) The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V. No additional approval of the Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

                                 (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                  ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

        I.        OPTION GRANTS

                  The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Program is to be in effect and to select the Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected Employee who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%). However, the amount of such salary reduction must be not less than Five Thousand Dollars ($5,000.00) and must not be more than the lesser of (i) twenty percent (20%) of his or her rate of base salary for the calendar year or (ii) Twenty
Thousand Dollars ($20,000.00). Each individual who files a proper salary reduction authorization shall automatically be granted an option under this Salary Investment Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect.

       II.        OPTION TERMS

                  Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

                  A.       Exercise Price.

                           1. The exercise price per share shall be thirty-three
and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):



                           X = A / (B x 66-2/3%), where

                           X is the number of option shares,

                           A is the dollar amount of the Optionee's base salary reduction for the calendar year, and

                           B is the Fair Market Value per share of Common Stock on the option grant date.

                  C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                  D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the two (2)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the two
(2)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

      III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the two (2)-year period measured from the date of Optionee's cessation of Service.

                  B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of the two (2)-year period measured from the date of Optionee's cessation of Service.

                  C. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      III.        REMAINING TERMS

                  The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM


        I.        STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                  A.       Purchase Price.

                           1. The purchase price per share shall be fixed by the
Plan Administrator, but shall not be less than the Fair Market Value per share of Common Stock on the stock issuance date.

                           2. Subject to the  provisions of Section I of Article
Six shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                  (i)  cash  or  check   made   payable  to  the
         Corporation, or

                                  (ii) past services rendered to the Corporation
         (or any Parent or Subsidiary).

                  B.       Vesting Provisions.

                           1.  Shares of  Common  Stock  issued  under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                                  (i) the Service  period to be completed by the
         Participant or the performance objectives to be attained,

                                  (ii) the number of  installments  in which the
         shares are to vest,

                                  (iii) the interval or intervals (if any) which
         are to lapse between installments, and

                                  (iv)  the  effect   which   death,   Permanent
         Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                           2. Any new,  substituted or additional  securities or
other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           3. The Participant shall have full stockholder rights
with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                           4. Should the Participant  cease to remain in Service
while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                           5. The Plan Administrator may in its discretion waive
the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

       II.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                  B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

                  C. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Optionee's service should terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of a Change in Control.

      III.        SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM


        I.        OPTION TERMS

                  A. Grant Dates. Option grants shall be made on the dates specified below:

                           1. Each  Eligible  Director  who is first  elected or
appointed as a non-employee Board member after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 7,500 shares of Common Stock.

                           2. On the date of each Annual  Stockholders  Meeting,
beginning with the 1996 Annual Meeting, each individual who is to continue to serve as an Eligible Director shall automatically be granted a Non-Statutory Option to purchase an additional 1,250 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 1,250-share option grants any one Eligible Director may receive over his or her period of Board service.

                  B. Exercise Price.

                           1. The exercise price per share shall be equal to one
hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise price shall be payable in one or more
of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

                  D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

                  E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                                  (i)  Should the  Optionee  cease to serve as a
         Board member for any reason (other than death or Permanent Disability), then the Optionee shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option.

                                  (ii) Should the  Optionee die while the option
         is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have a twelve (12)- month period following the date of the Optionee's cessation of Board service in which to exercise each such option.

                                  (iii) During the limited post-service exercise
         period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service.

                                  (iv) Should the  Optionee  cease to serve as a
         Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following the Optionee's death or Permanent Disability, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                                  (v)  In  no  event  shall  the  option  remain
         exercisable after the expiration of the option term. Upon the expiration of the limited post-service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not otherwise at that time exercisable for vested shares.

       II.        CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-
                  OVER

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of the amendments to the Plan at the 1998 Annual Meeting shall constitute preapproval of the grant of each such option surrender right under this Automatic Option Grant Program and the subsequent exercise of that right in accordance with the terms and provisions of this Section II.C. No additional approval or consent of the Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  E. The grant of  options  under  the  Automatic  Option  Grant
Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      III.        REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                   ARTICLE SIX

                                  MISCELLANEOUS


        I.        FINANCING

                  A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                  B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

       II.        TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                                  (i) Stock  Withholding:  The  election to have
         the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                                  (ii) Stock  Delivery:  The election to deliver
         to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

      III.        EFFECTIVE DATE AND TERM OF PLAN

                  A. The Plan was adopted by the Board on May 25, 1995 and was subsequently approved by the Corporation's stockholders. The Plan became effective on the Effective Date.

                  B. On  November  14,  1997  the  Board  adopted  a  series  of amendments to the Plan which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 600,000 shares,
(ii) rendered all non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (iii) allowed unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or direct issue price paid per share to be reissued under the Plan, (iv) removed certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (v) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the 1996 amendments to Rule 16b-3 of the 1934 Act which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The amendments listed above are subject to stockholder approval at the 1998 Annual Meeting. In addition to such amendments, the Board, without the need for stockholder approval, amended the Plan to (i) allow the Board or the Primary Committee to administer the Plan with respect to Section 16 Insiders, (ii) allow Non-Statutory Options to be transferred in limited circumstances and (iii) eliminate the six (6)-month holding requirement for limited stock appreciation rights. Should the required stockholder approval of the November 1997 amendments not be obtained, then the amendments to the Plan which required such stockholder approval shall have no force and effect and any options granted on the basis of the 600,000-share increase shall terminate and cease to remain outstanding without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such increase. The provisions of the Plan as in effect immediately prior to the November 1997 amendments requiring shareholder approval shall automatically be reinstated, and option grants and share issuances may thereafter continue to be made pursuant to the reinstated provisions of the Plan.

                  C. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Effective Date. All options outstanding under the Predecessor Plan on such date shall, immediately upon approval of the Plan by the Corporations's stockholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                  D. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two applicable to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                  E. The Plan shall terminate upon the earliest of (i) April 30, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon a clause (i) termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

       IV.        AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

                  B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        V.        USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

       VI.        REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or
(ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common  Stock or other  assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

      VII.        NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


                  The following definitions shall be in effect under the Plan:

         A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

         B. Board shall mean the Corporation's Board of Directors.

         C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                         (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                        (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D. Code shall mean the Internal Revenue Code of 1986, as amended.

         E. Common Stock shall mean the Corporation's common stock.

         F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                         (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

                        (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G.  Corporation shall mean Exogen, Inc., a Delaware corporation.

         H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

         I. Effective Date shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

         J. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                         (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                        (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                       (iii) For purposes of option grants made on the Effective Date, the Fair Market Value shall be deemed to be equal to the initial public offering price per share at which the Common Stock is to be sold pursuant to the Underwriting Agreement.

         N.  Hostile   Take-Over  shall  mean  the   acquisition,   directly  or
indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         O.  Incentive   Option  shall  mean  an  option  which   satisfies  the
requirements of Code Section 422.

         P. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                         (i)  such   individual's   involuntary   dismissal   or
         discharge by the Corporation for reasons other than Misconduct, or

                         (ii) such individual's  voluntary resignation following
         (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
         (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

         T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Automatic Option Grant or Salary Investment Option Grant Program.

         U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

         X. Plan shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

         Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         Z. Predecessor Plan shall mean the Corporation's existing 1993 Stock Option Plan.

         AA. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         AB. Salary Investment Option Grant Program shall mean the salary investment option grant program in effect under the Plan.

         AC. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         AD. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         AE. Section 12(g) Registration Date shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

         AF. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         AG. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

         AH. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         AI. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

         AJ. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         AK. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         AL. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of such holder's options or the vesting of his or her shares.

         AM. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         AN. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                                  APPENDIX A-3

                                  EXOGEN, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------

                     (As Amended through November 14, 1997)


       I.         PURPOSE OF THE PLAN

                  This Employee Stock Purchase Plan is intended to promote the interests of Exogen, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code. Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

      II.         ADMINISTRATION OF THE PLAN

                  The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III.         STOCK SUBJECT TO PLAN

                  A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 350,000 shares. Such authorized share reserve reflects the 1-for-2 reverse stock split effected prior to the Effective Date and includes (i) the original share reserve of 150,000 shares established for the Plan and (ii) the 200,000-share increase adopted by the Board on November 14, 1997, subject to approval by the Corporation's stockholders at the 1998 Annual Meeting.

                  B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

      IV.         OFFERING PERIODS

                  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

                  B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. However, the initial offering period shall commence at the Effective Time and terminate on the last business day in July 1997. The next offering period shall commence on the first business day in August 1997, and subsequent offering periods shall commence as designated by the Plan Administrator.

                  C. Each offering period shall be comprised of a series of one or more successive Purchase Periods. Purchase Periods shall begin on the first business day in February and August each year and terminate on the last business day in July and January respectively each year.

       V.         ELIGIBILITY

                  A. Each individual who is an Eligible Employee on the start date of the initial offering period shall be eligible to enter that offering period or any subsequent offering period under the Plan on the start date of any Purchase Period within the applicable offering period on which he or she remains an Eligible Employee.

                  B. Each individual who first becomes an Eligible Employee after the start date of the initial offering period shall be eligible to enter that offering period or any subsequent offering period under the Plan on the start date of any Purchase Period within the applicable offering period on which he or she is an Eligible Employee with at least three (3) months of service with the Corporation or any Corporate Affiliate.

                  C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

                  D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

      VI.         PAYROLL DEDUCTIONS

                  A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Compensation paid to the Participant during each Purchase Period within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                                  (i) The  Participant  may,  at any time during
         the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Period.

                                  (ii)  The   Participant   may,  prior  to  the
         commencement of any new Purchase Period within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the Purchase Period following the filing of such form.

                  B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

                  C.  Payroll  deductions  shall  automatically  cease  upon the
termination  of  the  Participant's   purchase  right  in  accordance  with  the
provisions of the Plan.

                  D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

      VII.        PURCHASE RIGHTS

                  A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

                  B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

                  C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the

Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause
(i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

                  D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 2,500 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

                  E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

                  F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                                  (i) A  Participant  may,  at any time prior to
         the next Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                                  (ii) The  termination  of such purchase  right
         shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

                                  (iii) Should the  Participant  cease to remain
         an Eligible Employee for any reason (other than death or disability) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded. Should the Participant cease to remain an Eligible Employee by reason of death or disability while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which such death or disability occurs shall, at the election of the Participant (or, in the event of the Participant's death, the personal representative of the Participant's estate), be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made prior to the next Purchase Date, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                                  (iv) Should the Participant cease to remain in
         active service by reason of an approved unpaid leave of absence, then no further payroll deductions shall be collected on the Participant's behalf during such leave, and the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the payroll deductions collected on the Participant's behalf to date in that Purchase Period or (b) have such funds held for the purchase of shares at the end of such Purchase Period. Upon the Participant's return to active service following the approved leave, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided such return to service occurs prior to the expiration date of the offering period in which such leave began.

                  G. Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable share limitations per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

                  The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

                  H. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

                  I. Assignability. During the Participant's lifetime, the purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant other by will or the laws of descent and distribution following the Participant's death.

                  J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

     VIII.        ACCRUAL LIMITATIONS

                  A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

                  B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

                                  (i) The right to acquire  Common  Stock  under
         each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

                                  (ii) No right to acquire  Common  Stock  under
         any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                  C. Should any purchase right of a Participant not accrue for a particular Purchase Period by reason of such accrual limitations, then the payroll deductions which the Participant made during that Purchase Period with respect to such purchase right shall be promptly refunded.

                  D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

       IX.        EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan was adopted by the Board on May 5, 1995 and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the

Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial offering period hereunder shall be refunded.

                  B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2005, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

        X.        AMENDMENT OF THE PLAN

                  The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Period. However, the Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

         XI.      GENERAL PROVISIONS

                  A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

                  B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

                  C. The provisions of the Plan shall be governed by the laws of the State of New Jersey without resort to that State's conflict-of-laws rules.

                                   Schedule A
                                   ----------

                          Corporations Participating in
                          Employee Stock Purchase Plan
                            As of the Effective Time
                            ------------------------


                                  Exogen, Inc.

                                    APPENDIX


                  The following definitions shall be in effect under the Plan:

                  A. Board shall mean the Corporation's Board of Directors.

                  B. Cash  Compensation  shall mean the (i) regular  base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Eligible Earnings shall not include any contributions (other than Code
Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

                  C. Code shall mean the Internal Revenue Code of 1986, as amended.

                  D. Common Stock shall mean the Corporation's common stock.

                  E. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

                  F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                         (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                        (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

                  G. Corporation shall mean Exogen, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Exogen, Inc. which shall by appropriate action adopt the Plan.

                  H. Effective Time shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

                  I. Eligible Employee shall mean any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

                  J. Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

                  K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                         (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                        (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                       (iii) For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

                  L. 1933 Act shall mean the Securities Act of 1933, as amended.

                  M.  Participant   shall  mean  any  Eligible   Employee  of  a
Participating Corporation who is actively participating in the Plan.

                  N. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

                  O. Plan shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

                  P. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

                  Q. Purchase Date shall mean the last business day of each Purchase Period. The initial Purchase Date shall be January 31, 1996.

                  R. Purchase Period shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

                  S. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                  T. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.